© 2017 Valley National Bank®. Member FDIC. Equal Opportunity Lender. All Rights Reserved. 2Q 2017 Earnings & Project LIFT Results EXHIBIT 99.2

Forward Looking Statements The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, acquisitions, relationships, opportunities, taxation, technology, market conditions and economic expectations. These statements may be identified by such forward- looking terminology as “should,” “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “usually,” “anticipate,” or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: failure to obtain shareholder or regulatory approval for the merger of USAmeriBancorp, Inc. ("USAB") with Valley or to satisfy other conditions to the merger on the proposed terms and within the proposed timeframe; delays in closing the merger; the inability to realize expected cost savings and synergies from the merger of USAB with Valley in the amounts or in the timeframe anticipated; changes in the estimate of non-recurring charges; the diversion of management’s time on issues relating to the merger; costs or difficulties relating to integration matters might be greater than expected; material adverse changes in Valley’s or USAB’s operations or earnings; an increase or decrease in the stock price of Valley during the 30 day pricing period prior to the closing of the merger which could cause an adjustment to the exchange ratio or give either Valley or USAB the right to terminate the merger agreement under certain circumstances; the inability to retain USAB’s customers and employees; weakness or a decline in the economy, mainly in New Jersey, New York, Florida and Alabama, as well as an unexpected decline in commercial real estate values within our market areas; less than expected cost reductions and revenue enhancement from Valley's cost reduction plans including its earnings enhancement program called "LIFT"; damage verdicts or settlements or restrictions related to existing or potential litigations arising from claims of breach of fiduciary responsibility, negligence, fraud, contractual claims, environmental laws, patent or trade mark infringement, employment related claims, and other matters; the loss of or decrease in lower-cost funding sources within our deposit base may adversely impact our net interest income and net income; cyber attacks, computer viruses or other malware that may breach the security of our websites or other systems to obtain unauthorized access to confidential information, destroy data, disable or degrade service, or sabotage our systems; results of examinations by the OCC, the FRB, the CFPB and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for credit losses, write-down assets, require us to reimburse customers, change the way we do business, or limit or eliminate certain other banking activities; changes in accounting policies or accounting standards, including the new authoritative accounting guidance (known as the current expected credit loss (CECL) model) which may increase the required level of our allowance for credit losses after adoption on January 1, 2020; higher or lower than expected income tax expense or tax rates, including increases or decreases resulting from changes in tax laws, regulations and case law; our inability to pay dividends at current levels, or at all, because of inadequate future earnings, regulatory restrictions or limitations, and changes in our capital requirements; higher than expected loan losses within one or more segments of our loan portfolio; unanticipated loan delinquencies, loss of collateral, decreased service revenues, and other potential negative effects on our business caused by severe weather or other external events; unexpected significant declines in the loan portfolio due to the lack of economic expansion, increased competition, large prepayments, changes in regulatory lending guidance or other factors; and the failure of other financial institutions with whom we have trading, clearing, counterparty and other financial relationship. A detailed discussion of factors that could affect our results is included in our SEC filings, including the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2016. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in our expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. 2

Valley National Bancorp 2Q 2017 Earnings Highlights 3

Net Income Q2 2017: $50.1 MM Q2 2016: $39.0 MM Diluted Earnings Per Share Q2 2017: $0.18 Q2 2016: $0.15 Net Interest Margin Q2 2017: 3.20% Q2 2016: 3.14% Return on Avg Assets Q2 2017: 0.86% Q2 2016: 0.72% Operating Efficiency1 Q2 2017: 57.6% Q2 2016: 63.8% Valley National Bancorp • 2Q 2017 Highlights – Continued Earnings Improvement • Project LIFT Results – Earnings Enhancement Program • Announced Merger – USAmeriBancorp, Inc. Key Metrics 1 See the appendix regarding the calculation for the efficiency ratio 4

5 Financial Highlights Margin Improvement 2Q 2017 Highlights 3.14 3.20 3.10 3.15 3.20 Q2 2016 Q2 2017 Year over Year Loan Growth1 New Loan Originations2 • Yield on interest earning assets up 6 bps compared to the same period one year ago • New volume loan yield up 55 bps to approximately 4.03% compared to the same quarter one year ago • Deposits contracted 2.3% year-to-date and funding costs have modestly increased 4% 15% 15% 7% Commercial & Industrial CRE Construction Total Loans +6 bps 1,296 1,076 1,464 979 929 3.48% 3.40% 3.51% 3.75% 4.03% 0 500 1,000 1,500 2,000 2,500 2.00% 2.50% 3.00% 3.50% 4.00% Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Loan Volume Loan Yield (LHS) 1Loan growth is the change from June 30, 2016 to June 30, 2017, excludes loans held for sale 2Includes participations and sold loans m illio n s

Operating Efficiency Efficiency Ratio 2Q 2017 Highlights • Efficiency Ratio – Improved to 57.6% for the quarter compared to 63.8% in the same quarter one year ago1 • Net Interest Income – Increased $17.5 million year over year • Non-Interest Income – Increased $0.4 million year over year • Non-Interest Expense(1) – Declined $0.7 million year over year 1 See the appendix regarding the calculation for the efficiency ratio 6

Credit Quality 2Q 2017 Highlights • Past Due & Non Accrual Loans – Decreased 14 basis points linked quarter to 0.47% of total loans • Non-Performing Assets – Remained steady at 0.23% of total assets • Provision vs. Net Charge-offs – $3.6 million Provision for Credit Losses compared to $2.7 million in Net charge-offs • Taxi Medallion Portfolio – Similar to Peers, NYC medallions are valued under $400k YTD 2017 Net Charge-Offs1 0 .0 0% 0 .0 4% 0 .0 0% 0 .0 1% 0 .0 5% 0 .0 3% 0 .5 1% 0 .0 3% 1 .1 3% 0 .4 5% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% CRE C&I 1-4 Family Consumer Total Loans VLY $10B - $50B Peers 1.22% 0.23% 2013 2014 2015 2016 2017 Non-Performing Assets to Total Assets 1Peer group includes commercial and savings banks between $10 billion and $50 billion in assets at December 31, 2016. Peer YTD 2017 SNL Data as of July 24, 2017 7

Valley National Bancorp 2020 Vision 8

Strategic Focus to Achieve 2020 Vision 9 66.2% 61.2% 59.6% <55.0% 2015 2016 2017 YTD Long-Term Goal Efficiency Ratio2 12% 14% 13% 15% - 20% 2015 2016 2017 YTD Long-Term Goal Non-Int Income / Total Revenue 13% 7% 6% 8% - 10% 2015 2016 2017 Annualized Long-Term Goal Loan Growth Exclusive of Whole Bank Acquisitions 1For 2015 and 2016, loan growth is the change in average loans for the year ended for the period indicated compared to the average loans for the prior year ended; for 2017, loan growth is the change in average loans for the six months ended compared to the average loans for 2016 year ended 2Refer to the disclosure in the appendix regarding the calculation for the efficiency ratio Enhance Non-Interest Revenue Grow Customer Base Improve Operating Efficiency Improve Earnings Performance Improve Operating Efficiency

Enhance Non-Interest Revenue Residential Mortgage 10 Deliver Sustained Performance in Challenging Interest Rate Environments Creating a Sustainable Gain on Sale Model Refinance 91% Purchase 9% 2011 - 2016 Originations Refinance 38% Purchase 62% Q2 2017 Originations • Valley Trust • Hallmark Capital Management • Commercial Purpose Premium Finance Other Initiatives

Expand Customer Base • NJ / NY Market Strategy – Increase Market Share via Expansion of Current Products • C&I Lending • Residential Mortgage Purchase Product • Florida Market Strategy – Organic Growth Opportunities • 3.0% Real GPD Growth in 2016 (1.8x Greater NYC*) – Opportunistic Acquisitions • Gain Scale in Key Geographic Markets 11 Leveraging Current Infrastructure Across All Three States to Drive Growth NJ/NY [VALU E]% FL 13% Loans NJ/NY [VALU E]% FL 15% Deposits *Greater NYC represents NY-NJ-PA MSA, Source U.S. Bureau of Economic Analysis

Improve Operating Efficiency 12 6 7% 6 0% 6 9% 6 6% 6 7% 6 4% 6 5% 6 4% 6 0% 5 7% 6 2% 5 8 % Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2014 2014 2015 2015 2015 2015 2016 2016 2016 2016 2017 2017 2017 2017 2018 2018 2018 2018 2019 2019 Branch Rationalization $19.5MM Efficiency Ratio1 Project LIFT 1Refer to the disclosure in the appendix regarding the calculation for the efficiency ratio

Valley National Bancorp Project LIFT Results 13

Project LIFT: Process Idea Generation • 6 Month Process • Employees – Harvest & take ownership of ground level ideas • Catalyst Team – 20 employees with varied experience – Challenge status quo & drive process • Support Units – Risk Management, Legal, Compliance, Technology, Finance, Human Resources – Review ideas for applicable impact • Steering Committee – Establish bank-wide imperative – Review and decision ideas • EHS Partners – Provide best-in-class platform – Utilize experience to facilitate process Idea Execution • 100%+ Delivery – On Budget, On Time • 2 year horizon • Steering Committee – CEO & 2 Presidents – Champion the idea implementation process – Monthly reporting & review • Implementation Coordinators – 4 Former Catalyst Team Members – Tracking implementation efforts • Senior Management – Accountable for implementation – Continuous Improvement 14 Top - D o wn E n fo rc eme n t Bo tt om – Up A p p roac h

Compensation 69% IT Contracts 20% Occupancy 4% Other 7% Project LIFT: Impact 15 1Recurring annual pre-tax savings after 2Q 2019, net of severance, consulting fees and implementation expenses $22MM Recurring Annual Pre-Tax Impact1 $19MM Expense Reduction Fee Income 75% Interest Income 25% $3MM Revenue Enhancement $475 $480 $488 $491 +$4 ($17) ($19) 450 460 470 480 490 500 2016 2017 2018 2019 Non-Interest Expense Projections Consensus Lift Adjustment m ill ion s

Valley National Bancorp Appendix 16

Operating Efficiency Calculation for efficiency ratio Three Months Ended ($, thousands) June 30, March 31, December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31, December 31, September 30, 2017 2017 2016 2016 2016 2016 2015 2015 2015 2015 2014 2014 Total non-interest expense 119,239 120,952 124,829 113,268 119,803 118,225 174,893 108,652 107,412 108,118 121,267 91,536 Less: Amortization of tax credit investment 7,732 5,324 13,384 6,450 7,646 7,264 13,801 5,224 4,511 4,496 10,048 4,630 Less: Loss on extinquishment of debt 51,129 10,132 Total non-interest expense, adjusted 111,507 115,628 111,445 106,818 112,157 110,961 109,963 103,428 102,901 103,622 101,087 86,906 Net interest income 168,960 162,529 164,395 154,146 151,455 148,153 148,046 133,960 136,177 132,086 128,646 114,668 Total non-interest income 24,690 25,059 32,660 24,853 24,264 21,448 24,038 20,919 20,200 18,645 29,563 14,781 Total net interest income and non-interest income 193,650 187,588 197,055 178,999 175,719 169,601 172,084 154,879 156,377 150,731 158,209 129,449 Less: Change in FDIC loss-share receivable -313 1 54 -55 -9,182 Total net interest income and non-interest income, adjusted 193,650 187,588 197,055 179,312 175,718 169,601 172,030 154,934 156,377 150,731 167,391 129,449 Efficiency ratio 61.57% 64.48% 63.35% 63.28% 68.18% 69.71% 101.63% 70.15% 68.69% 71.73% 76.65% 70.71% Efficiency ratio, adjusted 57.58% 61.64% 56.56% 59.57% 63.83% 65.42% 63.92% 66.76% 65.80% 68.75% 60.39% 67.14% 17

Operating Efficiency Calculation for efficiency ratio (continued) Six Months Ended Years Ended ($, thousands) June 30, December 31, December 31, 2017 2016 2015 Total non-interest expense 240,191 476,125 499,075 Less: Amortization of tax credit investment 13,056 34,744 28,032 Less: Loss on extinquishment of debt 51,129 Total non-interest expense, adjusted 227,135 441,381 419,914 Net interest income 331,489 618,149 550,269 Total non-interest income 49,749 103,225 83,802 Total net interest income and non-interest income 381,238 721,374 634,071 Less: Change in FDIC loss-share receivable -312 -1 Total net interest income and non-interest income, adjusted 381,238 721,686 634,072 Efficiency ratio 63.00% 66.00% 78.71% Efficiency ratio, adjusted 59.58% 61.16% 66.22% 18

For More Information Log onto our web site: www.valleynationalbank.com E-mail requests to: tzarkadas@valleynationalbank.com Call Shareholder Relations at: (973) 305-3380 Write to: Valley National Bank 1455 Valley Road Wayne, New Jersey 07470 Attn: Tina Zarkadas, Shareholder Relations Specialist Log onto our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC 19